EXHIBIT 10.3

EXECUTION COPY

AMENDMENT NO. 2 TO

ASSET CONTRIBUTION AND

SHARE SUBSCRIPTION AGREEMENT

by and among

GLOBAL ENERGY SERVICES OPERATING, LLC,

a Delaware limited liability company,

INDEPENDENCE CONTRACT DRILLING LLC,

a Delaware limited liability company,

and

INDEPENDENCE CONTRACT DRILLING, INC.,

a Delaware corporation

March 1, 2012

AMENDMENT NO. 2 TO

ASSET CONTRIBUTION AND SHARE SUBSCRIPTION AGREEMENT

This Amendment No. 2 to Asset Contribution and Share Subscription Agreement (this “Amendment”) is made as of March 1, 2012 (the “Amendment Effective Date”), by and among GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), INDEPENDENCE CONTRACT DRILLING LLC, a Delaware limited liability company (“RAC”, and together with GES, each, a “Contributor” and collectively, the “Contributors”), and INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”).

R E C I T A L S

WHEREAS, the parties hereto previously entered into that certain Asset Contribution and Share Subscription Agreement dated November 23, 2011, as amended by Amendment No.1 thereto dated December 15, 2011 (the “Contribution Agreement”) pursuant to which GES and RAC agreed to contribute certain assets and liabilities to the Company in exchange for shares of common stock of the Company; and

WHEREAS, the parties hereto desire to amend certain terms and provisions of the Contribution Agreement as set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	DEFINITIONS.

1.1 Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Contribution Agreement. As used in this Amendment, the following definitions shall apply:

(a) “GES Warrant” shall mean the warrant to purchase 1,400,000 shares of common stock of the Company at an exercise price equal to the per share offering price in the Rule 144A Offering to be issued by the Company to GES at Closing, in substantially the form of Attachment III hereto.

(b) “GES Warrant Shares” shall mean the shares of common stock of the Company that may be issued from time to time upon exercise of all or part of the GES Warrant.

2.	AMENDMENTS TO CERTAIN PROVISIONS OF THE CONTRIBUTION AGREEMENT.

2.1 Amendment and Restatement of Exhibit List. The list of Exhibits following the Table of Contents to the Contribution Agreement is hereby amended and restated in its entirety as follows:

“Exhibits

“A” – Rig Contract(s)

“B” – Form of Bill of Sale, Assignment and Assumption Agreement

“C” – Form of GES Contract Assignment

“D” – Form of Deed

“E” – Form of Transition Services Agreement

“E-1” – Terms of Lease Agreement

“F” – Form of Registration Rights Agreement

“G” – Form of RAC Contract Assignment

“H” – Definitive Amounts of the RAC Threshold and RAC Cap

“I” – Definitive Amounts of the Company Threshold and Company Cap

“J” – GLB Exploration, Inc. Drilling Contract

“J-1” – Eagle Rock Energy Partners, LP Drilling Contract

“K” – Form of GES Warrant

2.2 Amendment and Restatement of Recitals. The third paragraph of the Recitals of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, subject to the terms of this Agreement, (i) GES desires to contribute certain assets and certain liabilities related to the Business to the Company (the “GES Contribution”) in exchange for the GES Closing Shares and the issuance of the GES Warrant (the GES Closing Shares and the GES Warrant Shares shall collectively be referred to herein as the “GES Shares”), and (ii) RAC desires to contribute cash and the rights under the Rig Contract (as defined herein) and each of the Drilling Contracts (as defined herein) to the Company in exchange for a number of shares of common stock of the Company (the “RAC Shares”, and together with the GES Shares, the “Shares”) equal to (i) the Aggregate Value of the RAC Contributed Assets (as defined herein) divided by the per share price set forth in the Rule 144A Offering (as defined herein) (the “RAC Contribution”); and”

2.3 Amendment and Restatement of Section 1.1. Section 1.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

2.4 Definitions. For purposes of this Agreement, the following terms have the meanings specified in the indicated Section of this Agreement:

Defined Term	Section
401(k) Plan	4.21(a)(iii)
Affiliate(s)	4.22; 6.8
Aggregate Value of the GES Contributed Assets	2.1(g)
Aggregate Value of the RAC Contributed Assets	2.2
Agreement	Preamble
Assigned Contracts	4.19(a)
Benefit Plan(s)	4.21(h)
Bill of Sale, Assignment and Assumption Agreement	3.2(a)
Business	Recitals
Business Day	3.1
Carve-Out Financial Statements	9.11
Closing	3.1
Closing Date	3.1
COBRA	8.1(b)
Code	Recitals
Company	Preamble
Company Cap	7.7(a)
Company Disclosure Schedules	6
Company Group	7.2
Company Material Adverse Effect	6.1
Company Offering Materials	9.6(a)
Company Permits	6.7
Company Threshold	7.7(a)
Contributed Assets	2.2
Contributor(s)	Recitals
Damages	7.2(a)
Deed	3.2(c)
Drilling Contracts	2.2
Effective Date	Preamble
Effective Time	3.1
Environmental Law(s)	4.9(a)(i)
Environmental Permits	4.9(a)(ii)
ERISA	4.21(h)
ERISA Affiliate	4.21(h)
Estimated Property Taxes	9.10I
FCPA	4.18
Fundamental Company Representations	7.6(b)
Fundamental GES Representations	7.1(b)
Fundamental RAC Representations	7.1(b)
GAAP	9.11

Defined Term	Section
GES	Preamble
GES Assumed Liabilities	2.3(a)(i)
GES Cap	7.2(a)
GES Closing Shares	Section 1.1(b) of Amendment No. 1
GES Company(ies)	9.9(a)
GES Contract Assignment	3.2(b)
GES Contributed Assets	2.1
GES Contribution	Recitals
GES Disclosure Schedules	4
GES Excluded Assets	2.4
GES FF&E	2.1(a)
GES Group	7.7(a)
GES Intellectual Property	4.12(a)
GES Parent	3.2(h)
GES Material Adverse Effect	4.3
GES Permits	2.1(f)
GES Retained Liabilities	2.3(a)(ii)
GES Shares	Recitals
GES Threshold	7.2(a)
GES Transfer Taxes	9.10(a)
GES Warrant	Section 1.1(a) of Amendment No. 2
GES Warrant Shares	Section 1.1(b) of Amendment No. 24
Governmental Authority(ies)	4.5
Hazardous Materials	4.9(a)(iii)
Improvements	2.1(e)
Information	9.8(a)
Intellectual Property	4.12(a)
IRS	4.21(a)(iii)
Knowledge	13.2
Land	2.1(e)
Law(s)	4.4
Lease Agreement	3.2(d)
Lien(s)	4.6
Multiemployer Plan	4.21(h)
Non-Disclosure Agreement	9.8(c)
Original Survey	9.5(b)
Outside Closing Date	3.1
Per Share Fair Market Value	7.4
Permitted Exceptions	9.5(a)
Permitted Lien(s)	4.6

Defined Term	Section
Person(s)	4.5
Property Taxes	9.10(g)(i)
RAC	Preamble
RAC Assumed Liabilities	2.3(b)(i)
RAC Cap	7.3
RAC Cash Contribution	2.2
RAC Contract Assignment	3.3(b)
RAC Contributed Assets	2.2
RAC Contribution	Recitals
RAC Group	7.7(a)
RAC Material Adverse Effect	5.3
RAC Offering Materials	9.6(b)
RAC Retained Liabilities	2.3(b)(ii)
RAC Shares	Recitals
RAC Threshold	7.3
RAC Transfer Taxes	9.10(b)
Real Estate	2.1(e)
Registration Rights Agreement	3.2(e)
Reg D	4.17(b)
Remaining Deposit	2.1(c)
Restricted Period	9.9(a)
Restrictive Covenants	9.9(e)
Rig Contract	2.1(b)
Rule 144A Offering	6.2(a)
Securities Act	4.17(b)
Shares	Recitals
Straddle Period	9.10(g)(ii)
SWOP	2.4
Surveys	9.5(b)
Tax Returns	9.10(g)(iv)
Tax(es)	9.10(g)(iii)
Term Loan	2.1(g)
Term Loan Liabilities	2.1(g)
Title Commitment	9.5(a)
Title Company	9.5(a)
Title Policy	9.5(a)
Transfer Taxes	9.10(g)(v)
Transferred Contractors	4.20(b)
Transferred Employees	4.20(a)
Treasury Regulations	9.10(g)(vi)
Updated Survey	9.5(b)
WSS	2.4

2.5 Deletion of Certain Terms from Amendment No. l to the Contribution Agreement. For the avoidance of doubt, the defined terms “Change of Control”, “GES Contingent Shares” and “Qualifying Rig” set forth in Sections 1.1(a), 1.1(c) and 1.1(d), respectively, of Amendment No.1 to Asset Contribution and Share Subscription Agreement dated December 15, 2011, are hereby deleted in their entirety.

2.6 Amendment and Restatement of Section 2.2. Section 2.2 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“2.2 Contribution and Assignment by RAC. Upon the terms and subject to the conditions of this Agreement, at the Closing on the Closing Date, RAC shall contribute an amount in cash equal to all cash invested in RAC by its members, less any transaction costs, if any, general and administrative expenses, if any, and any amounts previously paid to GES pursuant to the Rig Contract (the “RAC Cash Contribution”), to the Company and shall contribute, assign, transfer, convey, grant and set over to the Company, and the Company shall acquire, free and clear of any Liens (as defined in Section 4.6), all of RAC’s right, title and interest in and to each of the Rig Contract and that certain Drilling Bid Proposal and Daywork Drilling Contract by and between RAC and GLB Exploration, Inc. and that certain Drilling Bid Proposal and Daywork Drilling Contract by and between RAC and Eagle Rock Energy Partners, LP (together, the “Drilling Contracts”), copies of which are attached hereto as Exhibit J and Exhibit J-1, respectively, including, without limitation, any and all amendments, supplements and modifications thereto, and replacements thereof, and all records, data, prepayments and deposits related thereto (such rights, titles and interests, together with the RAC Cash Contribution, shall be collectively referred to herein as the “RAC Contributed Assets”, and together with the GES Contributed Assets, the “Contributed Assets”). Notwithstanding the foregoing, for the purposes of this Agreement, the “Aggregate Value of the RAC Contributed Assets” shall be equal to all cash contributions made to RAC by its members as of the Closing Date, plus One Million Four Hundred Thousand and No/100 Dollars ($1,400,000.00).”

2.7 Amendment and Restatement of Section 2.5. Section 2.5 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“2.5 Issuance of Shares and GES Warrant. In exchange for the contribution of the Contributed Assets, the Company hereby agrees to issue the GES Closing Shares and the GES Warrant to GES and the RAC Shares to RAC and assume the GES Assumed Liabilities and the RAC Assumed Liabilities. The Shares and the GES Warrant shall be the total consideration paid by and required of the Company with respect to the subject matter of this Agreement. The Parties acknowledge and agree that the GES Closing Shares and the GES Warrant shall be issued to GES upon the Closing.”

2.8 Amendment and Restatement of Section 3.1. Section 3.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“3.1 Closing. The term “Closing” as used herein shall refer to the actual contribution, transfer, assignment and delivery of the Contributed Assets to the Company in exchange for the Shares and the GES Warrant. The Closing shall take place at the offices of BoyarMiller, 4265 San Felipe, Suite 1200, Houston, Texas 77027, at 10:00 a.m. local time on the first (1st) “Business Day”, being any day other than Saturdays, Sundays or days on which banks in the United States are traditionally closed for business, occurring after all of the conditions, and the obligations with respect to the parties hereto, to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective parties will take at the Closing or by their nature will occur at the Closing) have been satisfied or waived, or at such other place and time or on such other date as is mutually agreed to in writing by the Contributors and the Company (“Closing Date”); provided, however, if the Closing does not occur on or before March 10, 2012 (the “Outside Closing Date”), or such later date as may have been agreed upon in writing by the parties hereto, any of GES, RAC or the Company may terminate this Agreement by written notice to the other parties whereupon this Agreement shall be of no further force and effect. Notwithstanding any provision herein to the contrary, the parties need not attend the Closing in person, and the delivery of all documents and funds as described in Sections 3.2, 3.3 and 3.4 may be handled by wire transfer and electronic mail or by facsimile transmission. The transactions contemplated by this Agreement shall be considered closed, and possession of the Contributed Assets and the risk of their loss shall be deemed to have been passed to the Company, upon the delivery of the documents and funds as provided in Sections 3.2, 3.3 and 3.4. The Closing shall be deemed effective as of 12:01 a.m. on the Closing Date (the “Effective Time”).”

2.9 Amendment and Restatement of Section 3.2(d). Section 3.2(d) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(d) a Transition Services Agreement, substantially in the form of Exhibit E attached hereto (the “Transition Services Agreement”), and pursuant to which GES and the Company will provide each other with certain services related to their respective businesses post-Closing, duly executed by GES, and a Lease Agreement containing customary terms including those set forth in Exhibit E-1 hereto (the “Lease Agreement”), duly executed by GES;”

2.10 Amendment and Restatement of Section 3.2(j) and 3.2(k). Sections 3.2(j) and 3.2(k) of the Contribution Agreement are hereby amended and restated in their entirety as follows:

“(j) all documents, affidavits, certificates and information reasonably required by the Title Company or Title Underwriter to issue the Title Policy;

(k) the GES Warrant, duly acknowledged by GES; and”

2.11 Addition of Sections 3.2(l). The following Section 3.2(l) is hereby added to the Contribution Agreement, to be inserted following Section 3.2(k) of the Contribution Agreement, as amended by this Amendment:

“(l) such other documents as the Company may reasonably request to carry out the purposes of this Agreement.”

2.12 Amendment and Restatement of Section 3.3(f). Section 3.3(f) of the Contribution agreement is hereby amended and restated in its entirety as follows:

“(f) a certificate executed by an authorized officer of RAC certifying as to the matters set forth in Sections 10.3, 10.4, 11.5 and 11.6; and”

2.13 Amendment and Restatement of Section 3.4(j) and 3.4(k). Sections 3.4(j) and 3.4(k) of the Contribution Agreement are hereby amended and restated in their entirety as follows:

“(j) a certificate executed by an authorized officer of the Company certifying as to the matters set forth in Sections 10.5, 10.6, 11.3 and 11.4;

(k) the GES Warrant, duly executed by the Company;”

2.14 Addition of Sections 3.4(l) and 3.4(m). The following Sections 3.4(l) and 3.4(m) are hereby added to the Contribution Agreement, to be inserted following Section 3.4(k) of the Contribution Agreement, as amended by this Amendment:

“(l) the Lease Agreement, duly executed by the Company; and

(m) such other documents as any Contributor may reasonably request to carry out the purposes of this Agreement.”

2.15 Amendment and Restatement of Section 4.17. Section 4.17 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“4.17 Investment Representations.

(a) GES is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it can bear the economic risk of a complete loss of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares. GES has not been formed for the specific purpose of acquiring the GES Closing Shares, GES Warrant or underlying GES Warrant Shares. GES is familiar with the business and financial condition and operations of the Company and has had access to such information concerning the Company and the GES Closing Shares, GES Warrant and underlying GES Warrant Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase or acquisition of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares. With the assistance of GES’s own professional advisors, to the extent that GES has deemed appropriate, GES has made its own legal, Tax, accounting and financial evaluation of the merits and risks of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares and the consequences of this Agreement. GES has considered the suitability of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares as an investment in light of its own circumstances and financial condition.

(b) GES is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect (“Reg D”), under the Securities Act of 1933, as amended (the “Securities Act”). GES agrees to furnish any additional information requested by the Company or any of its representatives or Affiliates to assure compliance with applicable U.S. federal and state securities Laws in connection with the purchase and sale of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(c) The GES Warrant, GES Closing Shares, and the GES Warrant Shares to be acquired by GES under this Agreement or upon the exercise of the GES Warrant will be acquired for investment for GES’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. GES has no present intention of selling, granting any participation in, or otherwise transferring or distributing the GES Closing Shares, GES Warrant and underlying GES Warrant Shares. GES does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third Person, with respect to any of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(d) GES understands that no public market now exists for any of the securities issued by the Company, and that no public market may ever exist for the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(e) GES confirms that it is not relying on any communication (written or oral) of the Company or any of its representatives or Affiliates, as investment advice or as a recommendation to purchase or acquire the GES Closing Shares, GES Warrant, or, upon exercise of the GES Warrant, the underlying GES Warrant Shares. It is understood that information and explanations related to the terms and conditions of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares provided by the Company or any of its representatives or Affiliates shall not be considered investment advice or a recommendation to purchase or acquire the GES Closing Shares, GES Warrant or, upon exercise of the GES Warrant, the underlying GES Warrant Shares, and that neither the Company nor any of its representatives or Affiliates is acting or has acted as an advisor to GES in deciding to invest in the GES Closing Shares, GES Warrant or, upon exercise of the GES Warrant, the underlying GES Warrant Shares. GES acknowledges that neither the Company nor any of its representatives or Affiliates has made any representation regarding the proper characterization of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares for purposes of determining GES’s authority to invest in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(f) GES understands that the GES Closing Shares, GES Warrant and underlying GES Warrant Shares have not been registered under the Securities Act or under any state securities Laws or blue sky Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of GES and of the other representations made by GES in this Agreement. GES understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. GES further understands that as such the GES Closing Shares, GES Warrant and underlying GES Warrant Shares are characterized as “restricted securities” under the Securities Act and that under the Securities Act and applicable regulations, such GES Closing Shares, GES Warrant and underlying GES Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances as provided by applicable Law. In this connection, GES represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consequently, GES understands that GES must bear the economic risks of the investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares for an indefinite period of time. GES understands that no federal or state agency or other Governmental Authority has passed upon the merits or risks of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares or made any finding or determination concerning the fairness or advisability of an investment in the GES Closing Shares, GES Warrant and underlying GES Warrant Shares.

(g) GES agrees: (A) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the GES Closing Shares, GES Warrant and underlying GES Warrant Shares under the Securities Act and all applicable state securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities Laws; (B) that any certificates, book entry notations or document representing the GES Closing Shares, GES Warrant and underlying GES Warrant Shares may bear a legend making reference to the foregoing restrictions; and (C) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such GES Closing Shares, GES Warrant and underlying GES Warrant Shares except upon compliance with the foregoing restrictions.

(h) GES acknowledges that neither the Company nor any other Person offered to sell the GES Closing Shares, GES Warrant and underlying GES Warrant Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(i) GES confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, Tax, financial, accounting or otherwise) of an investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares or (B) made any representation to GES regarding the legality of an investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares under applicable legal investment or similar Laws. In deciding to purchase the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares, GES is not relying on the advice or recommendations of the Company and GES has made its own independent decision that the investment in the GES Closing Shares, GES Warrant and, upon exercise of the GES Warrant, the underlying GES Warrant Shares is suitable and appropriate for GES.

(j) GES will comply with all applicable Laws in effect in any jurisdiction in which GES purchases, acquires or sells GES Closing Shares, the GES Warrant and underlying GES Warrant Shares and obtain any consent, approval or permission required for such purchases, acquisitions or sales under the Laws of any jurisdiction to which GES is subject or in which GES makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(k) There is no suit, action or legal, administrative or arbitration proceeding (including any citations, complaints, consent orders, compliance schedules or other similar enforcement orders), claim or action or any governmental investigation pending against GES or, to the Knowledge of GES, threatened against GES that questions or challenges GES’s participation, or right to participate in, the transactions contemplated by this Agreement.”

2.16 Amendment to Section 4.22. The last sentence of Section 4.22 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“As used in this Agreement, “Affiliate” means (i) with respect to GES, SWOP or WSS, the GES Parent and its subsidiaries, including SWOP, GES and WSS, as applicable, any direct or indirect equity owner of any such entities, any affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of such entities (other than managers or directors representing direct or indirect investors in such entities) and (ii) with respect to RAC, any direct or indirect equity owner of RAC, any affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of RAC (other than managers or directors representing direct or indirect investors in RAC).”

2.17 Amendment and Restatement of Section 5.9(f). Section 5.9(f) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(f) RAC understands that the RAC Shares have not been registered under the Securities Act or under any state securities Laws or blue sky Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of RAC and of the other representations made by RAC in this Agreement. RAC understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. RAC further understands that as such the RAC Shares are characterized as “restricted securities” under the Securities Act and that under the Securities Act and applicable regulations, such Shares may be resold without registration under the Securities Act only in certain limited circumstances as provided by applicable Law. In this connection, RAC represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consequently, RAC understands that RAC must bear the economic risks of the investment in the RAC Shares for an indefinite period of time. RAC understands that no federal or state agency or other Governmental Authority has passed upon the merits or risks of an investment in the RAC Shares or made any finding or determination concerning the fairness or advisability of an investment in the RAC Shares.”

2.18 Amendment and Restatement of Sections 5.9(i) and 5.9(j). Sections 5.9(i) and 5.9(j) are hereby amended and restated in their entirety as follows:

“(i) RAC confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, Tax, financial, accounting or otherwise) of an investment in the RAC Shares or (B) made any representation to RAC regarding the legality of an investment in the RAC Shares under applicable legal investment or similar Laws. In deciding to purchase the RAC Shares, RAC is not relying on the advice or recommendations of the Company and RAC has made its own independent decision that the investment in the RAC Shares is suitable and appropriate for RAC.

(j) RAC will comply with all applicable Laws in effect in any jurisdiction in which RAC purchases, acquires or sells RAC Shares and obtain any consent, approval or permission required for such purchases, acquisitions or sales under the Laws of any jurisdiction to which RAC is subject or in which RAC makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.”

2.19 Amendment and Restatement of Section 6.2(b). Section 6.2(b) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(b) Except as contemplated by this Agreement, the GES Warrant or the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure Schedules, there is not outstanding any option, warrant, right (contingent or other, including conversion, exchange, participation, right of first refusal, co-sale or preemptive rights) or agreement for the purchase or acquisition from the Company of any of its equity interests or any options, warrants or rights convertible into or exchangeable for any such equity interests, other than any such option, warrant, right or agreement held by or for the benefit of the Company. Except as contemplated by this Agreement, the GES Warrant or the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure

Schedules, there is no written agreement by the Company to issue equity interests, subscriptions, warrants, options, convertible or exchangeable securities or other such rights or to distribute to holders of its equity securities any evidence of indebtedness or asset. Except as contemplated by this Agreement, the GES Warrant and the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure Schedules: (i) the Company is not a party or subject to any written agreement, and, to the Knowledge of the Company, there is no written agreement between or among any holders of the Company’s equity interests, relating to the acquisition or disposition of any security of the Company, including any preemptive rights, rights of first offer or rights of first refusal, or to voting or giving written consents with respect to any security of the Company, including any voting trust agreement; (ii) the Company does not have any written agreement (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity interests or other securities or any interest therein or to pay any dividend or make any other accrual or distribution in respect thereof; and (iii) no Person is entitled to any preemptive or similar right with respect to the issuance of any equity interests or other securities of the Company.”

2.20 Amendment and Restatement of Section 6.4. Section 6.4 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“6.4 Valid Issuance of Shares. The Shares that are being issued to the Contributors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement (including pursuant to the terms of the GES Warrant, as applicable) for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of all Liens and restrictions imposed by or through the Company other than restrictions as set forth in this Agreement (including pursuant to the terms of the GES Warrant, as applicable) and under applicable state and federal securities laws. Except as set forth in Section 6.4 of the Company Disclosure Schedules, no stock transfer Taxes are due as a result of the issuance and purchase of the Shares.”

2.21 Amendment and Restatement of Section 6.8. Section 6.8 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“6.8 Transactions with Affiliates. Except as set forth in Section 6.8 of the Company Disclosure Schedules and except for the transactions contemplated by this Agreement (including the transactions contemplated by each of the ancillary agreements and other documents to be delivered by the parties in connection with the Closing), the Company is not a party to or subject to any agreements, contracts or obligations with any Affiliate of the Company, any direct or indirect equity owner of the Company, any Affiliate or family member of any such equity owner, or any officer, director, manager or employee of the Company. To the Knowledge of the Company, none of such Persons has any ownership interest, directly or indirectly, in any firm, corporation or other entity that competes materially and directly with the Company. As used in this Agreement, “Affiliate” means with respect to the Company, the subsidiaries of the Company, any direct or indirect equity owner of the Company, any Affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of such entities (other than managers or directors representing direct or indirect investors in such entities).”

2.22 Amendment and Restatement of Section 6.12(d). Section 6.12(d) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“(d) Other than with respect to the GES Warrant, the issuance of the GES Closing Shares, the RAC Shares, and the common stock pursuant to the Rule 144A Offering (and related employee stock option grants or other similar grants of equity securities to employees), there is no binding obligation on the Company to issue any stock in the Company.”

2.23 Amendment and Restatement of Section 7.2(a). The last sentence of Section 7.2(a) of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“Except for Damages arising from third-party claims for Damages payable in cash, which shall be payable by GES solely in cash, GES shall have the option, in its sole discretion, to satisfy any indemnification obligation under this Section 7.2 by payment in cash or by the forfeiture of the number of GES Closing Shares or GES Warrant Shares that have been issued to GES equal to (y) the amount of the indemnification obligation owed by GES, divided by (z) the Per Share Fair Market Value of such GES Closing Shares or GES Warrant Shares that have been issued to GES at the time such indemnification obligation is owed to the Company.”

2.24 Amendment and Restatement of Section 10.1. Section 10.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“10.1 Rule 144A Offering. The transactions contemplated by the Rule 144A Offering, with at least $100,000,000 in capital raised through such Rule 144A Offering or other contemporaneous offerings made by the Company to 4D Global Energy Investments plc or Byron Dunn, shall close simultaneously with the transactions contemplated by this Agreement.”

2.25 Amendment and Restatement of Section 11.1. Section 11.1 of the Contribution Agreement is hereby amended and restated in its entirety as follows:

“11.1 Rule 144A Offering. The transactions contemplated by the Rule 144A Offering, with at least $100,000,000 in capital raised through such Rule 144A Offering or other contemporaneous offerings made by the Company to 4D Global Energy Investments plc or Byron Dunn, shall close simultaneously with the transactions contemplated by this Agreement.”

2.26 Incorporation of Terms of Lease Agreement as Exhibit E-1. The Terms of the Lease Agreement attached hereto as Attachment I are hereby incorporated into the Contribution Agreement as Exhibit E-1 for all purposes.

2.27 Incorporation of Drilling Contract as Exhibit J-1. That certain Drilling Bid Proposal and Daywork Drilling Contract by and between RAC and Eagle Rock Energy Partners, LP and attached hereto as Attachment II is hereby incorporated into the Contribution Agreement as Exhibit J-1 for all purposes.

2.28 Incorporation of GES Warrant as Exhibit K. The GES Warrant attached hereto as Attachment III is hereby incorporated into the Contribution Agreement as Exhibit K for all purposes.

2.29 Replacement of Exhibit D. Exhibit D to the Contribution Agreement is hereby replaced in its entirety by the form of Deed included as Exhibit D to this Amendment.

2.30 Replacement of Exhibit E. Exhibit E to the Contribution Agreement is hereby replaced in its entirety by the form of Transition Services Agreement included as Exhibit E to this Amendment.

2.31 Replacement of Exhibit F. Exhibit F to the Contribution Agreement is hereby replaced in its entirety by the form of Registration Rights Agreement included as Exhibit F to this Amendment.

2.32 Replacement of Sections of the GES Disclosure Schedules. Sections 2.1(e), 4.12(a), 4.19 and 9.5(c) of the GES Disclosure Schedules are hereby replaced in their entirety by Schedules 2.l(e), 4.12(a), 4.19 and 9.5(c) to this Amendment.

2.33 Replacement of Sections of the Company’s Disclosure Schedules. Sections 6.2(a), 6.2(b) and 6.8 of the Company’s Disclosure Schedule are hereby replaced in their entirety by Schedules 6.2(a), 6.2(b) and 6.8 to this Amendment.

3.	GENERAL PROVISIONS.

3.1 Interpretation. Unless the context of this Amendment otherwise requires, (a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number shall also include the plural or singular number, respectively, (c) references to “hereof”, “herein”, “hereby” and similar terms shall refer to this entire Amendment, (d) all references in this Amendment to Sections, Annexes and Exhibits shall mean and refer to Sections, Annexes and Exhibits of this Amendment or the Contribution Agreement, as applicable, (e) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations and (f) references to any Person or Exchange Act Person shall be deemed to mean and include the successors and permitted assigns of such Person or Exchange Act Person (or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Person).

3.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimiles or other electronic copies of signatures will be deemed to be originals.

3.3 Assignment, Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other parties hereto. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

3.4 Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

3.5 Headings. The captions of the various Sections of this Amendment have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Amendment or the Contribution Agreement.

3.6 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AMENDMENT SHALL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF TEXAS, EXCLUDING THE “CONFLICT OF LAWS” RULES THEREOF.

3.7 Future References to the Contribution Agreement. Future references to the Contribution Agreement shall refer to the Contribution Agreement as amended by this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Asset Contribution and Share Subscription Agreement as of the date first written above.

GLOBAL ENERGY SERVICES OPERATING, LLC,
a Delaware limited liability company

By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

INDEPENDENCE CONTRACT DRILLING LLC,
a Delaware limited liability company

By:	/s/ Philip Choyce
Philip Choyce, Authorized Signatory

INDEPENDENCE CONTRACT DRILLING, INC.,
a Delaware corporation

By:	/s/ Philip Choyce
Philip Choyce, Authorized Signatory

JOINDER TO AMENDMENT NO. 2 TO ASSET CONTRIBUTION AND

SUBSCRIPTION AGREEMENT

The UNDERSIGNED hereby agrees, effective as of the date set forth below, to become a party to that certain Asset Contribution and Subscription Agreement dated effective November 23, 2011 by and among Global Energy Services Operating, LLC, Independence Contract Drilling LLC and Independence Contract Drilling, Inc. as amended by Amendment No. 1 thereto dated December 15, 2011 and Amendment No. 2 thereto dated March 1, 2012, as amended, the “Contribution Agreement”), for the limited purpose of acknowledging the covenants set forth in Section 9.9 of the Contribution Agreement, and agreeing to cause its affiliates to be bound by and comply with them.

Dated Effective: March 1, 2012	SWOP ACQUISITION, LLC,
a Texas limited liability company
d/b/a GES Well Servicing Systems

	By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

JOINDER TO AMENDMENT NO. 2 TO ASSET CONTRIBUTION AND

SUBSCRIPTION AGREEMENT

The UNDERSIGNED hereby agrees, effective as of the date set forth below, to become a party to that certain Asset Contribution and Subscription Agreement dated effective November 23, 2011 by and among Global Energy Services Operating, LLC, Independence Contract Drilling LLC and Independence Contract Drilling, Inc., as amended by Amendment No. 1 thereto dated December 15, 2011 and Amendment No. 2 thereto dated March 1, 2012, (as amended, the “Contribution Agreement”), for the limited purpose of acknowledging the covenants set forth in Section 9.9 of the Contribution Agreement, and agreeing to cause its affiliates to be bound by and comply with them.

Dated Effective: March 1, 2012	SOUTHWEST OILFIELD PRODUCTS INC.,
a Delaware corporation

	By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

Annex A

Form of GES Warrant

Annex E-1

Terms of Lease Agreement

EXHIBIT F

REVISED FORM OF REG RIGHTS AGMT

Schedule 6.2(a)